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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------


                         Date Of Report -- March 1, 1994



                                UNC INCORPORATED
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                  1-7795                      54-1078297
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  (State of               (Commission                   (IRS Employer
Incorporation)             File Number)             Identification Number)


           175 ADMIRAL COCHRANE DRIVE, ANNAPOLIS, MARYLAND 21401-7394
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                    (Address of Principal Executive Offices)


                                  (410) 266-7333
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              (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
          ------------------------------------------------------------
                                (Former Address)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       KPMG Peat Marwick were previously the principal certifying accountants for UNC Incorporated (the "Company"). Following discussions between KPMG Peat Marwick and Company representatives, the parties determined that KPMG Peat Marwick would cease to serve as the Company's auditors effective February 22, 1994. The Company's Audit Committee was advised of these discussions and approved of this action.

       In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 1993 and 1992, and in the subsequent interim period through February 22, 1994, there were no disagreements between the Company and KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to KPMG Peat Marwick's satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

       The audit report of KPMG Peat Marwick on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 1992, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG Peat Marwick has not yet issued its audit report on the Company's 1993 consolidated financial statements, and in the normal course would not do so until the filing of the Company's Annual
Report on Form 10-K for the year ended December 31, 1993.  However, the
Company does not expect that KPMG Peat Marwick's audit report on the Company's 1993 consolidated financial statements, when issued, will contain any such adverse opinion, disclaimer of opinion, qualification or modification, except that, as required with respect to changes in accounting principles, the audit report will make reference to the Company's adoption in 1993 of the provisions of the Financial Accounting Standards Board's Statement of
Financial Accounting Standards No. 109, Accounting for Income Taxes.

       A letter from KPMG Peat Marwick is included as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits

Exhibit No.           Description of Exhibit

       16             Letter dated March 1, 1994 of KPMG Peat Marwick



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                                UNC INCORPORATED


                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     UNC INCORPORATED



                                     By: /s/Robert L. Pevenstein
                                         ----------------------------
                                            Robert L. Pevenstein
                                            Senior Vice President and
                                                 Chief Financial Officer




Date:    March 1, 1994
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                                                                 EXHIBIT 16

                              KPMG Peat Marwick
                           Certified Public Accountants
                              2001 M. Street, N.W.
                             Washington, DC  20036
                                 202/467-3000



Securities and Exchange Commission
Washington, DC  20549

                                            March 1, 1994



Gentlemen:

We were previously principal accountants for UNC Incorporated and, under the date of February 9, 1993, we reported on the consolidated financial statements of UNC Incorporated and subsidiaries as of and for the year ended December 31, 1992. We have not yet issued our report on the 1993 consolidated financial statements. UNC Incorporated and KPMG Peat Marwick determined that we would cease to serve as the Company's auditors effective February 22, 1994. We have read UNC Incorporated's statements included under Item 4 of its Form 8-K dated March 1, 1994, and we agree with such statements.

                                            Very truly yours,



                                           /s/ KPMG Peat Marwick
                                          -----------------------
                                             KPMG Peat Marwick